ecoSPHERE
TECHNOLOGIES INC.

Solving the World's Water Challenges.

Cautionary Statements Regarding Forward-Looking Information

This presentation contains forward-looking statements including statements regarding our financial outlook and projections for the fourth quarter of 2011, and 2012 including revenue, gross profit, cash flow and debt, increasing shareholder value, expected delivery of the third and fourth EF80 units, immediate oil and gas opportunities, shale gas and global energy forecasts, and other applications for the Ozonix technology and Ecosphere's success in commercializing any of them. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include unforeseen issues that arise from manufacturing the third and fourth EF80 units, Hydrozonix's ability to find customers for the units they order to meet the minimum order requirements to maintain its exclusivity and increase future orders beyond the minimum, Hydrozonix's EBIT will be large enough to cover increased royalties, political issues affecting fracking and issues in the capital markets which affect our ability to raise money in order to enter other markets. Further information on Ecosphere's risk factors is contained in its filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2010. Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G – Non-GAAP Financial Measures

This presentation may include a discussion of EBITDA which is a not a financial measure in accordance with U.S. generally accepted accounting principles ("GAAP"). Ecosphere defines EBITDA as earnings (or loss) before interest expense, income taxes, depreciation and amortization, including amortization of non-cash stock-based compensation. Other companies may define EBITDA differently. EBITDA should be viewed as supplemental to, and not as an alternative for, net income or loss, income or loss from operations or any other measure for determining operating performance or liquidity, as determined under GAAP. We have included in this presentation a reconciliation of our non-GAAP financial measure to net income. We believe that providing EBITDA, together with a reconciliation to GAAP, helps investors make comparisons between Ecosphere and other companies. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules.

About Ecosphere

ecosphere TECHNOLOGIES INC.


HYDROZONIX
H2O
ozonix
ozonix
ozonix
ozonix

CHALLENGE: BACTERIA. BIOFILMS. CORROSION







- Biofilms:
  - Biofilms are complex, three-dimensional communities of living microorganisms
  - Biofilms flourish in water, attach to surfaces and are highly resistant to chemical biocides
- Microbiologically Induced Corrosion (MIC):
  - Microbial biofilms form the nucleation sites for scale, corrosion & pipe fouling = MIC

Solving the World's Water Challenges

SOLUTION: OZONIX

Microbial Control	• SRB (Sulfate Reducing Bacteria) Elimination • APB (Acid Producing Bacteria) Elimination
Scale Prevention	• Iron Sulfide Elimination • Microbial Density Elimination • Microbial Biofilm Destruction
Corrosion Control	• Organic Scale & Corrosion Control • Iron Oxidation & Scale Crystallization Elimination
Friction Reduction	• TDS Reduction • Reduced Pumping Pressures • Water Softening

Forward-Looking Statement

Open Innovation.
A Proven Business Model

ecosphere TECHNOLOGIES INC.

Step	Action	
Step 1	Identify an Environmental Challenge	+ Hydraulic Fracturing
Step 2	Invent New Technologies & File Patents	OZONIX®
Step 3	Partner with Industry Leaders	NEWFIELD; SWN Southwestern Energy®
Step 4	Commercialize the Technology	
Step 5	Sell or License the Technology	HYDROZONIX
Step 6	Increase Shareholder Value	

Forward-Looking Statement

30+ CLEAN TECH PATENTS

- Ecosphere Technologies, Inc. has an extensive portfolio of patents and registered trademarks that have been filed and approved in various locations around the world
- The majority of our green technologies focus on the cavitating properties of water and eliminating the wide-spread use of toxic chemicals through technologies like our patented, Ecosphere Ozonix® technology
- Ecosphere's patents can be licensed for use in large-scale and sustainable applications across industries, nations and ecosystems. Approved U.S. patents include but are not limited to:

United States Patent No. 7,699,994
United States Patent No. 7,699,988
United States Patent No. 7,785,470
United States Patent No. 7,100,844
United States Patent No. 6,745,108
United States Patent No. 6,564,815
United States Patent No. 6,595,152
United States Patent No. 6,604,696
United States Patent No. 6,425,340
United States Patent No. 6,287,389
United States Patent No. 5,849,099
United States Patent No. 5,628,271

Value Created in 2011

ecosphere TECHNOLOGIES INC.

$44+ MILLION CONTRACT

- Ozonix® technology licensing agreement with Hydrozonix, LLC
- Field-of-use: United States onshore oil & gas exploration and production
- 16 unit order over initial 24 month period


HYDROZONIX
H_2O

Value Created in 2011

ecosphere TECHNOLOGIES INC.

RECORD REVENUES


$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4EST
2008
2009
2010
2011

Forward-Looking Statement

INDUSTRY ACCEPTANCE. PUBLIC RECOGNITION

THE WALL STREET JOURNAL. — *"One of the Dominant Providers of Water Treatment for the Shale-Gas Industry"*

gti — *"Techno-Economic Assessment of Water Management Solutions"*

luxresearch — *"Water Chemicals and Competitors: The Long, Long March of the "Chemical-Free" Revolution"*

The Artemis Project — Selected as one of 2011's TOP 50 Water Companies "Building Momentum for Advanced Water Technology Solutions"

SHALE GAS WATER MANAGEMENT Marcellus Initiative 2011 — Case Study presented to over 400 industry experts at the Shale Gas Water Management Marcellus Initiative in Pennsylvania

Outside MAGAZINE — Ozonix® mentioned as the "gem" of Drew Bledsoe' investment portfolio

Fastest Growing Technology Companies of 2011

SOUTH FLORIDA BUSINESS JOURNAL

ESPH Outperforms the 2011 Fast Tech Awards Winner for Year Over Year Revenue Growth:

- Ecosphere: 409% Revenue Growth for 2009-2010
- #1 South Florida Biz Journal Fast Tech Winner, BrokersWeb, experienced 306% revenue growth

DELOITTE 500 RANKING

- ESPH revenue growth compares with the top 350 companies in the nation for 2010
- Likely in the top 50 companies for 2011



35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2008
2009
2010
2011
2012

Forward-Looking Statement

Value Created in 2011

ECOSPHERE TECHNOLOGIES INC.

EES TREATS 1 BILLION GALLONS of WATER

2008	2009	2010	2011
1.6 Million	30 Million Gallons	479 Million Gallons	+1 Billion Gallon

OVER 400 OIL & GAS WELLS





Forward-Looking Statement

Employee Growth

ECOSPHERE TECHNOLOGIES INC.

2008
15 EMPLOYEES

2011
75 EMPLOYEES





Employee growth concentrated in manufacturing, operations, and service positions

Employee Growth


HYDROZONIX
H2O
ozonix

ECOSPHERE TECHNOLOGIES INC.

Expanded Facilities. Increased Capabilities



HAAS





Recent Developments

ECOSPHERE TECHNOLOGIES INC.

Contract Expansion

- Ecosphere expands contract services with Newfield Exploration in the Woodford Shale

Manufacturing Update

- Ecosphere completes manufacturing of EF80 units 1&2 of a 16 unit order for Hydrozonix
- Ecosphere on track to deliver EF80 units 3&4 for Hydrozonix in Q4 of 2011

Hydrozonix Operations

- HzO processes 103+ million gallons of water using Ecosphere's new Ozonix EF80's
- HzO services the Eagle-Ford, Permian Basin, Fayetteville, & Marcellus Shale Regions







Forward-Looking Statement

Ecosphere's Operations


Operating States
Current Operations

Ecosphere's Operations

ecosphere TECHNOLOGIES INC.


swn
NEWFIELD
Operating States
Current Operations

Forward-Looking Statement

Ecosphere's Operations

ecosphere TECHNOLOGIES INC.



Hydrozonix
Operating States
Current Operations

Immediate Oil & Gas Opportunities - U.S.

ecosphere TECHNOLOGIES INC.



Bakken
Cody
Gammon
Hillard
Baxter-
Mancos
Greater
Green
River
Basin
Piceance
Basin
Niobrara
San Joaquin
Basin
Monterey
Los Angeles
Basin
Antrim
Devonian
Marcellus
Utica
New
Albany
Woodford
Fayetteville
Chattanooga
Black Warrior
Basin
Avalon
and Bone
Springs
Barnett
Haynesville/
Bossier
Pearsall
Eagle Ford
Hydrozonix
Operating States
Current Operations
Shale Gas & Shale Oil Plays

Forward-Looking Statement

DOMESTIC SHALE GAS FORECASTS


Natural Gas Production (by source), 1990 - 2035 (trillion cubic feet)
History
2009
Projections
30
25
20
15
10
5
0
Total
Shale gas
Tight gas
Lower 48 onshore conventional
Lower 48 offshore
Alaska
Coalbed methane
1990
2000
2009
2015
2025
2035

Source: EIA, *Annual Energy Outlook 2011*

WORLD SHALE GAS RESOURCES


Legend
Assessed basins with resource estimate
Assessed basins without resource estimate
Countries within scope of report
Countries outside scope of report
eia

Source: EIA, *World Shale Gas Resources: An Initial Assessment of 14 Regions Outside the United States*

ECOSPHERE TECHNOLOGIES INC.

GLOBAL ENERGY FORECASTS

- Natural gas is projected to be the fastest growing fossil fuel globally to 2030


Bcf/d
500
400
300
200
100
0
1990
2010
2030
2.4% p.a.
2.1% p.a.
S & C America
North America
Middle East
Europe
FSU
Asia
Africa

Source: BP, Energy Outlook 2030

Financial Summary & Outlook

ecosphere TECHNOLOGIES INC.

REVENUE


30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2008
2009
2010
2011
2012

Forward-Looking Statement

Financial Summary & Outlook

ecosphere TECHNOLOGIES INC.

GROSS PROFIT



16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2008
2009
2010
2011
2012

Forward-Looking Statement

TOTAL DEBT


8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
2008
2009
2010
2011
2012

Forward-Looking Statement

REVENUE TO DEBT


9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4 (EST)
2008
2009
2010
2011
Revenue
Total Debt
Share Price
Linear (Share Price)

Forward-Looking Statement

The Future of OZONIX®


Domestic
Onshore
Oil & Gas
ENERGY

The Future of OZONIX®

ecoSPHERE TECHNOLOGIES INC.


ENERGY
Oil & Gas
Onshore
Domestic
Global
Offshore
Domestic
Global
Cooling & Boiler Water
Domestic
Global
Nuclear Power Generation
Domestic
Global
Solar & Semiconductor Production
Domestic
Global
Industrial Energy Equipment Manufacturing
Domestic
Global

Forward-Looking Statement

The Future of OZONIX®

ecosphere TECHNOLOGIES INC.



OZONIX®
ENERGY
Oil & Gas
Onshore
Domestic
Global
Offshore
Domestic
Global
Cooling & Boiler Water
Domestic
Global
Nuclear Power Generation
Domestic
Global
Solar & Semiconductor Production
Domestic
Global
Industrial Energy Equipment Manufacturing
Domestic
Global
MARINE
Aquaculture & Aquariums
Domestic
Global
Ballast Wastewater
Domestic
Global
Onboard Water Processing
Domestic
Global
MINING & MINERALS
Base Metals, Precious Metals, Mineral Contamination
Domestic
Global
Mining Wastewater
Leachate Pits
Domestic
Global
Acid Mine Drainage
Domestic
Global
MUNICIPAL
Drinking Water
Wastewater Sewage
Odor Control
Sludge Treatment
Municipal Irrigation
AGRICULTURAL
Irrigation
Domestic
Global
Livestock Farms & Feedlost
Domestic
Global
Nutrient Runoff
INDUSTRIAL
Process Water
Automotive
Domestic
Global
Aerospace & Defense
Domestic
Global
Food & Beverage
Domestic
Global
Lumber Mills & Wood Processing
Domestic
Global
Metals & Metal Finishing
Domestic
Global
Pulp & Paper
Domestic
Global
Pharmaceuticals
Domestic
Global
Textiles & Furniture
Domestic
Global
Environmental Remediation
Domestic
Global

Forward-Looking Statement


ozonix
ozonix

Protected by U.S. Patents: 7,699,994 / 7,699,988 / 7,785,470 / 7,943,087


ozonix



HYDRODYNAMIC CAVITATION + OZONE + ACOUSTIC CAVITATION + ELECTRO OXIDATION



The OZONIX® Evolution

2008


Oxidized Effluent
Hydrocarbon & Heavy
Metal Outlet
Clean Water
Outlet
Ultrasonic
Generators
Ozone Generator
Effluent Inlet


OZONIX

Forward-Looking Statement

The OZONIX® Evolution

2009



eco
ozonix



2010




ozonix

Introducing the OZONIX® EF80

ECOSPHERE TECHNOLOGIES INC.


OZONIX

Introducing the OZONIX® EF80

ECOSPHERE TECHNOLOGIES INC.

FEATURES & BENEFITS



ozonix



ozonix

- Self-Contained 53' Mobile Trailer
- On-Board 600 KW Diesel Generator
- Flow Rates Rated for 800 - 3,300 Gallons Per Minute
- Salinity Range Rated for 50 - 200,000 PPM
- Fully Automatic PLC Controls
- Remote Monitoring Capabilities

Forward-Looking Statement

ABOUT EES


ecosphere
FIELD OFFICE 501-205-0797



- Ecosphere Energy Services, LLC is the exclusive master licensee of Ecosphere's patented Ozonix® technologies for domestic and global energy applications. The Ozonix® process provides energy exploration companies with a cost-effective method to kill bacteria and biofilms without the use of chemical biocides and scale-inhibitors.
- Ecosphere's Ozonix® services are currently available to the U.S. onshore oil & gas exploration and production market exclusively through Hydrozonix, LLC.

Hydraulic Fracturing



Hydraulic Fracturing - The Facts

ecosphere TECHNOLOGIES INC.


Roughly 200 tanker trucks deliver water to the site for the fracturing process
A pumper truck injects a mixture of sand, water, and additives into the well
Natural gas flows out of well
Flowback water is stored in open pits
Water is treated or transported to disposal wells
Well
Water Table
Hydraulic Fracturing
Hydraulic fracturing, or "fracking", involves the injection of on average 3-5 million gallons of water and additives at high pressure down and across into horizontally drilled wells as far as 10,000 feet below the surface. The pressurized mixture causes the rock layer to crack. These fissures are held open by the sand particles so that natural gas from the shale can flow up freely to the surface.
Fissures
Well Turns Horizontal
Shale

Forward-Looking Statement

Hydraulic Fracturing - The Facts



WATER DEMAND EXAMPLE


Statewide Demand:
11,500 million gallons/day
SWN Operations Demand:
10 million gallons/day (600 Wells/year)
SWN Operations
Less than 0.09% of State's water usage
33%
Ground Water
66%
Surface Water
20%
Recycle/Reused Water
SGW, FBW, & PW
80%
Surface Water

Source: Southwestern Energy - November 2011 Update
Source: U.S. Geological Survey, Central Arkansas Water, Southwestern Energy Company estimates.
Shallow Ground Water (SGW) – Ground water recovered from shallow formations during the air drilling process.
Flow Back Water (FBW) – Frac Fluid that is recovered from the well after the fracture stimulation.
Produced Water (PW) – Natural formation water that is returned to the surface throughout the producing life of the well.

TYPICAL FRACTURING FLUID MAKE-UP


Fresh Water 99.51%
Other 0.49%
Surfactant
KCL
Gelling Agent
Scale Inhibitor
pH Adjusting Agent
Breaker
Crosslinker
Iron Control
Corrosion Inhibitor
Biocide
Acid
Friction Reducer

Source: FracFocus.org

TYPICAL FRACTURING FLUID MAKE-UP


Fresh Water 69.51%
Flowback & Produced Water 30%
Other 0.49%
Surfactant
KCL
Gelling Agent
Scale Inhibitor
pH Adjusting Agent
Breaker
Crosslinker
Iron Control
Corrosion Inhibitor
Biocide
Acid
Friction Reducer

Source: FracFocus.org

Ecosphere Energy Services, LLC - Case Study


ECOSPHERE

Ecosphere Energy Services, LLC - Case Study

ECOSPHERE TECHNOLOGIES INC.

OZONIX INFLUENT



45 Billion SRB / ml

OZONIX EFFLUENT



95 SRB / ml

One Pass Treatment at 3,300 GPM

Source of the influent water (tested by an independent laboratory) was a 30K bbl storage pit of 100% flowback water from the Fayetteville Shale

Ecosphere Energy Services, LLC - Case Study


H2O

Source of the influent water (tested by an independent laboratory) was a 30K bbl storage pit of 100% flowback water from the Fayetteville Shale

ecoSPHERE TECHNOLOGIES INC.

EES ARKANSAS VOLUME


1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Volume (bbl)
Nov '09
Jan '10
Mar '10
May '10
July '10
Sept '10
Nov '10
Jan '11
Mar '11
May '11
Jul '11
Sept '11
Nov '11
Month / Year

ecoSPHERE TECHNOLOGIES INC.

EES ARKANSAS REVENUE


$1,000,000.00
$900,000.00
$800,000.00
$700,000.00
$600,000.00
$500,000.00
$400,000.00
$300,000.00
$200,000.00
$100,000.00
$-
Revenue ($)
Nov '09
Jan '10
Mar '10
May '10
July '10
Sept '10
Nov '10
Jan '11
Mar '11
May '11
Jul '11
Sept '11
Nov '11
Month / Year

Forward-Looking Statement

EES OKLAHOMA VOLUME


70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Volume (bbl)
Dec '08
Feb '09
Apr '09
June '09
Aug '09
Oct '09
Dec '09
Feb '10
Apr '10
June '10
Aug '10
Oct '10
Dec '10
Feb '11
Apr '11
Jun '11
Aug '11
Oct '11
Month / Year

EES OKLAHOMA REVENUE


$140,000.00
$120,000.00
$100,000.00
$80,000.00
$60,000.00
$40,000.00
$20,000.00
$-
Volume (bbl)
Dec '08
Feb '09
Apr '09
June '09
Aug '09
Oct '09
Dec '09
Feb '10
Apr '10
June '10
Aug '10
Oct '10
Dec '10
Feb '11
Apr '11
Jun '11
Aug '11
Oct '11
Month / Year

FINANCIAL SUMMARY


$3,500,000.00
$3,000,000.00
$2,500,000.00
$2,000,000.00
$1,500,000.00
$1,000,000.00
$500,000.00
$-
$(500,000.00)
4Q10
1Q11
2Q11
3Q11
Revenue
Gross Profit
Net Income

Forward-Looking Statement

QUARTERLY REVENUE GROWTH


$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Axis Title

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 Q2	2011 Q3	2011 Q4EST
Revenue	$1,020	$0	$122,454	$125,728	$194,268	$154,041	$357,076	$1,054,744	$2,100,867	$2,158,386	$2,188,554	$2,536,697	$2,227,641	$2,367,543	$8,207,551	$8,257,641

Financial Summary

ecosphere TECHNOLOGIES INC.

GROWTH IN GROSS MARGIN



9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
(1,000,000)
Q1
Q2
Q3
Q4
Q4 (EST)
2008
2009
2010
2011
Revenue
Gross Margin

Forward-Looking Statement

Financial Summary

ecosphere TECHNOLOGIES INC.

REVENUE / DEBT MULTIPLE



$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
6.00
5.00
4.00
3.00
2.00
1.00
-
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4 EST
2011
Revenue
Total Debt
Revenue/Debt Multiple

Forward-Looking Statement

Financial Summary

ecosphere TECHNOLOGIES INC.

IMPROVEMENT IN WORKING CAPITAL


35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
0.60
0.50
0.40
0.30
0.20
0.10
-
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3
2011
Current Assets
Current Liabilities
Current Ratio
Working Capital Trendline

Forward-Looking Statement

GROWING CASH FROM OPERATIONS


2,000,000
1,500,000
1,000,000
500,000
-
(500,000)
(1,000,000)
(1,500,000)
Q1
Q2
Q3
Q4
2011

Financial Summary

2012 PROJECTIONS


Anticipated Cash from Operations, $3,055,553
Operating Expenses, $14,525,817
Revenue, $27,772,025
Gross Profit, $14,553,909

ASSUMPTIONS

- Hydrozonix will fulfill minimums to maintain exclusivity
- Lease payments for equipment continue
- Minimal royalties
- Continuation of current contract with Newfield Exploration
- All numbers are consolidated, except cash from operations
- Cash from operations is net of EES minority interest

Corporate Information

General Information

Ecosphere Technologies, Inc. is a diversified water engineering, technology licensing & environmental services company that designs, develops, & manufactures wastewater treatment solutions for industrial markets.

Ecosphere is dedicated to solving critical water recovery, treatment and recycling challenges for major industries around the world; while improving the quality of life and the environment

Market Data as of December 14, 2011

OTCQB: ESPH
Shares of Common Stock Outstanding - 145,363,817
Management and Board Ownership - 58,145,527
52-Week Price Range - $0.48 (12/14/11) - $0.40 (12/14/11)

Investor Contacts

Adrian Goldfarb

Chief Financial Officer - Ecosphere Technologies, Inc.

Phone: 772.287.4846 Email: AGoldfarb@ecospheretech.com

Gerald Kieft

President - The WSR Group

Phone: 772.219.7525 Email: EcosphereIR@wallstreetresources.net

ecoSPHERE
TECHNOLOGIES INC.

3515 S.E. Lionel Terrace
Stuart, FL 34997
P: 772.287.4846
F: 772.781.4778
www.EcosphereTech.com

Stock Symbol: ESPH | ISO 9001 Certified